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                                                                   Exhibit 10.15

STATE OF GEORGIA

COUNTY OF GORDON

                                COMMERCIAL LEASE

     THIS LEASE, made this 16/th/ day of NOVEMBER, 2001, by and between OSTOW HOLDINGS, L.L.C. c/o Mr. Stanley J. Ostow, 55 Lookout Circle, Larchmont, N.Y. 10538 (hereinafter referred to as "Landlord"); and ALADDIN MANUFACTURING CORPORATION (hereinafter referred to as "Tenant").


                                  WITNESSETH:

                                    Premises

1. That Landlord, for and in consideration of the rents, covenants, agreements , and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "the premises") to wit:

            ONE HUNDRED FORTY THOUSAND SQUARE FEET OF WAREHOUSE SPACE
            REPRESENTING A PORTION OF THE PREMISES AT 501 OAK STREET,
             CALHOUN GEORGIA AS DESIGNATED AND AGREED UPON BETWEEN
          LANDLORD AND TENANT AND SHOWN ON EXHIBIT B ATTACHED HERETO.

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                                     [PLAN]

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                                  TERM

2. Tenant shall have and hold the premises for a term beginning on the 1/st/ day of January, 2002 ending on the 31st day of December, 2003 at midnight unless sooner terminated or extended as hereinafter specifically provided in this Lease.

                                     RENTAL

3. Tenant shall pay Landlord, by payments to F B & F HOLDING CO., L.L.C. P.O. Box 2409, Calhoun, Georgia, 30703 (hereinafter called "Manager") or at such other address of which Tenant shall from time to time otherwise be notified, promptly on the first day of each month in advance, during all terms of this Lease a monthly rental of $17,600. All amounts payable under this lease by Tenant to Landlord, if not paid when due, will bear interest from the due date until paid at the highest rate permitted by law.

                                    UTILITY

4. Tenant shall pay all water, sewer, sewer service charges, gas, electricity, fuel, light, heat and power bills for permises or used by Tenant in connection therewith, during all terms of this Lease. If Tenant does not pay such bills or charges Landlord may pay the same, and such payments shall be added to the following month's rental of premises. Notwithstanding any payments of such bills and charges by the Landlord, Tenant's failure to pay such bills and charges when and as due shall constitute a default under this Lease and will give the Landlord, interalia, the right to cancel this Lease as provided hereinafter in Paragraph Sixteen (16).

                              USE OF THE PREMISES

5. The premises shall be used specifically for warehousing only and no other purposes whatsoever. The premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on premises.

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                          ABANDONMENT OF THE PREMISES

6. Tenant may abandon or vacate the premises during any term of this Lease but shall maintain premises only for the aforesaid purpose herein leased until the expiration of the final term hereof.

                              REPAIRS BY LANDLORD

7. Landlord shall keep in good repair the roof, foundations and exterior walls of the premises, and sewer pipes outside the exterior walls of the building in which the premises is located, except repairs rendered necessary by the negligence, wilful act or omission of Tenant, Tenant's agents, employees and invitees. Landlord hereby gives Tenant exclusive control of the premises, and Landlord shall be under no obligation to inspect the premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

                               REPAIRS BY TENANT

8. Tenant accepts the premises in its present condition and as suited for the uses intended by Tenant. Tenant shall, throughout all terms of this Lease, at Tenant's expense, maintain the premises in good order and repair, except those repairs expressly required in Paragraph 7 hereof to be made by Landlord. Tenant further agrees to care for and clean the ground surrounding the building, including the removal of snow, mowing of grass, cleaning of the paved areas, and general landscaping. Tenant shall return the premises to Landlord at the expiration, or prior to termination, of the term of this Lease in as good condition and repair as when first received, natural wear and tear expected.

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                     DESTRUCTION OF OR DAMAGE TO PREMISES

10. (a) If the premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and Manager, and this Lease shall continue in full force and effect except as hereinafter set forth.

     (b) If the premises are partially damaged or rendered partially unusable by fire or other casualty, not caused by Tenant, the damages thereto shall be repaired by and at the expense of the Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

     (c) If the premises are totally damaged or rendered wholly unusable by fire or other casualty, not caused by Tenant, then the rent shall be proportionately paid up to the time of

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the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.

     (d) If the premises are rendered wholly unusable or (whether or not the premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it; then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as of such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant unless such damages were caused by Tenant, in which event Tenant shall not be entitled to the return of any rent. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of
(b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of the Tenant's salvageable inventory and movable equipment, furniture and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that

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the premises are substantially ready for Tenant's occupancy.

     (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premium, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture, furnishings, equipment, fixtures, inventory, improvements or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same,

                                   INDEMNITY

11. Tenant agrees to and hereby does, indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the premises, and all expenses incurred by the Landlord because thereof, including attorney's fees and court costs.

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                              REQUIREMENTS OF LAW

12. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders, and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the State Fire Marshall of Georgia or any similar body which shall impose any violation, or order or duty upon Landlord or Tenant with respect to the premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including but not limited to reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the premises which is contrary to law, or which will invalidate or be

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in conflict with the public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the premises or the building of which the premises form a part, or which shall or might subject Landlord to any liability or responsibility to any persons or for property damage. Tenant shall not keep anything in the premises except as now or hereafter permitted by the State Fire Marshall of Georgia or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall at the beginning of this lease or any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant. Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment.

Such installations shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgement, to absorb and prevent vibration, noise and annoyance.

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                                  CONDEMNATION

13. If the whole of the premises, or such portion thereof as will make premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purposes, then in either of said events this Lease shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that Tenant shall not have any rights in any award made by any condemnation authority notwithstanding the termination of this Lease as herein provided.

                           ASSIGNMENT AND SUBLETTING

14. Tenant shall not, without the prior written consent of the Landlord endorsed hereon, assign or encumber this Lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any other party other than Tenant, Unless such assignment is to a division or subsidiary of Tenant. Landlord's consent to any assignment, encumbrance or sublease shall not constitute consent to any further assignments, encumbrances or subleases, which shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

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              TENANT ALTERATIONS, REMOVAL OF FIXTURES AND PROPERTY

15. Tenant shall make no changes in or to the premises of any nature without the Landlord's prior written consent. Subject to the prior written consent of the Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the premises by using contractors or mechanics first approved by Landlord. Tenant shall, before making any alterations or additions, installations, or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause the Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's or materialman's lien is filed against the premises for work claimed to have been done for, or material furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the premises unless Landlord, by notice to the Tenant no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to relinquish

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the Landlord's rights thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant, under Landlord's supervision, prior to the expiration of the Lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by the Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to the installation and repair any damage to the premises due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense.

                       CANCELLATION OF LEASE BY LANDLORD

16. It is mutually agreed that, in the event Tenant shall default in the payment of rent herein reserved, when due; or if Tenant shall be in default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of written notice of default from Landlord; or if Tenant is adjudicated bankrupt; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntary or involuntary, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof, or is proposed to be reduced or payment thereof deferred; or if Tenant makes an assignment for the benefit of creditors; or if Tenant's effects

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shall be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at its option may terminate this Lease by written notice to Tenant; whereupon this Lease shall end. Any notice provided in this Paragraph 16 may be given by Landlord, Landlord's attorney, Manager or Manager's attorney. Upon such termination by Landlord, Tenant will at once surrender possession of premises to Landlord and remove therefrom all of Tenant's effects in which Landlord claims no interest under Paragraph 15 of this Lease; and Landlord shall have the right forthwith to re-enter premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

                             RELETTING BY LANDLORD

17. In the case of any default, re-entry, expiration and/or disposes by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to time of such re-entry, disposes, and/or expiration, (b) Landlord may re-let the premises or any part or parts thereof, either in the name of the Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representative of Tenant shall also pay Landlord as liquidated damages for failure of Tenant to observe and perform Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of the Landlord to relet the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with reletting, such as legal expenses, attorney's fees, brokerage, advertising and for keeping the premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord may, in putting the demised premises in good order or preparing the same for re-rental, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the premises as Landlord, in Landlord's sole judgement, considers advisable and necessary for the purpose of re-letting the premises, such repair or alterations will not exceed condition of premises as originally leased by Tenant and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from any liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the premises, or in the event that the premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular

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remedy shall not preclude Landlord from any other remedy in law or equity.
Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the premises by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.

                                 EXTERIOR SIGNS

18. Tenant shall place no signs upon the outside walls or roof of the premises except with prior written consent of Landlord. Any and all signs placed on the premises by Tenant shall be maintained in compliance with all governmental ordinances, rules, and regulations governing such signs, and Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs or violation of ordinance, rule or regulation with regard thereto. Upon any removal of said signs Tenant shall simultaneously repair all damage incident to such removal.

                    INTERRUPTION OF SERVICES OR OF OCCUPANCY

19. Interruption or curtailment of any service to the premises, such as (but not limited to) utilities, if caused by strikes, mechanical difficulties or other causes beyond the Landlord's control will not entitle Tenant to any claim against Landlord or any abatement in rent, nor will it constitute constructive or partial eviction, unless Landlord fails to take measures that are reasonable in the circumstances to restore the service without undue delay.

                             CONSTRUCTIVE EVICTION

20. Tenant will not be entitled to claim a constructive eviction from the premises unless Tenant will have first notified Landlord and Manager in writing of the condition giving rise to the claim and, if the complaints meet the appropriate legal standard for constructive

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eviction, unless Landlord fails to remedy the condition within a reasonable time after receipt of the notice.

                                     ENTRY

21. Landlord may card the premises "For Rent" one hundred eighty (180) days before the termination of this Lease. At any time during the term hereof, Landlord and Manager shall have the right to enter the premises at reasonable hours to exhibit the same to prospective purchasers or tenants and to make repairs, replacements and improvements required by Landlord under the terms hereof or as Landlord may deem necessary and reasonably desirable or to make repairs to Landlord's adjoining property, if any. Landlord may, during the progress of any work in the premises take all necessary materials and equipment into the premises without the same constituting an eviction nor shall the tenant be entitled to an abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise.

                         EFFECT OF TERMINATION OF LEASE

22. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

                         SUBORDINATION QUIET ENJOYMENT

23. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may or hereafter affect such leases of the real property of which the premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative

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and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease of the real property of which the premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

     Landlord covenants and agrees with Tenant that upon Tenant paying said rent, and performing all the covenants and conditions aforesaid, on Tenant's part to be observed and performed, Tenant shall and may peaceably and quietly have, hold, and enjoy the premises hereby demised, for the term aforesaid, subject, however, to the terms of this lease and of any ground lease, underlying leases, and mortgages hereinbefore mentioned.

                               NO ESTATE IN LAND

24. This Lease shall create the relationship of Landlord and Tenant between the parties hereto no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent. Neither Landlord nor Tenant shall cause this Lease to be recorded without prior written consent of the other party to such recording.

                                  HOLDING OVER

25. If Tenant remains in possession of premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at two (2) times the gross rental rate in effect at end of Lease; and there shall be no renewal of this Lease by operation of law.

                                   HOMESTEAD

26. Tenant waives all homestead rights and exemptions which Tenant may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord

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Tenant's homestead and exemption.

                               SERVICE OF NOTICE

27. Tenant hereby appoints as Tenant's agent to receive service of all dispossessory or other legal proceedings and notices thereunder, and all notices required under this Lease, the person in charge of the premises or occupying the premises at the time of delivery or service of such notice; and if no person is in charge of or occupying the premises at such time, then such service or notice may be made by attaching the same on the main entrance to the premises.
A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from the premises. All notices given hereunder by Tenant to Landlord shall be sent to Landlord's address set forth hereinafter in this Lease with additional notice given Manager at Manager's address set out hereinafter, unless Landlord has otherwise notified Tenant of another address for Landlord.

                              ESTOPPEL CERTIFICATE

28. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Landlord, shall execute, acknowledge and deliver to Landlord, and/or any other person, firm or corporation specified by Landlord, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by the Landlord under this Lease, and, if so, specifying each such default.

                         TENANT'S OBLIGATION TO INSURE

29. During the term of this lease, Tenant, at its sole cost and expense, and for the mutual benefit of Landlord and Tenant, shall carry and maintain the following types of insurance in the amounts specified:

(b) Comprehensive public liability insurance, including property damage, insuring Landlord and Tenant against liability for injury to persons or property occurring in or about the premises or arising out of the ownership, maintenance, use or occupancy thereof. The liability under such insurance shall not be less than $1,000,000.00 for any one person injured or killed and not less than $5,000,000.00 for any one accident and not less than $1,000,000.00 for personal property damage per accident.

                      BUILDING ALTERATIONS AND MANAGEMENT

30. Landlord shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public part of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution in rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Landlord by reason of Landlord's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Landlord may deem necessary for the security of the building and its occupants. If such repair or change diminishes Tenant's use of Building, Tenant shall have the right to terminate Lease.

                           FAILURE TO GIVE POSSESSION

31. If Landlord is unable to give possession of the premises on the date of commencement of the term hereof, because of the holdingover or retention of possession of any tenant, undertenant, or occupants or for any other reason, Landlord shall not be liable for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this Lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Landlord's inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under the terms, covenants, conditions and provisions of this Lease.

                                    SECURITY

32   Tenant has deposited with Landlord the sum of N/A as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease.

It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to tenant after the date fixed as the end of the Lease and after delivery of entire possession of the premises to Landlord. In the event of a sale of the land and building or leasing of the building of which the premises form a part, Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                               FEES AND EXPENSES

33. If Tenant shall default in the observance or performance of any term or covenant on

Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this Lease, then, unless otherwise provided elsewhere in this Lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Landlord, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditure or incurs any obligation for the payment of money, including, but not limited to attorneys' fees and disbursements, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Landlord for such sums (including attorneys' fees and disbursements) so paid or obligations incurred with interests and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring such obligations, such sums shall be recoverable by Owner as damages.

                          TENANT NOT TO INCREASE RISK

34. Tenant shall not do or permit to be done any act or thing in or upon the premises which will invalidate or be in conflict with the certificate of occupancy or the terms of the Georgia State standard form of fire, boiler, sprinkler, water damage, or other insurance policies covering the building and the fixtures and property therein; and Tenant shall, at its own expense, comply with all rules, orders, regulations or requirements of the Georgia Board of Fire Underwriters or any other similar body having jurisdiction, and shall not knowingly do or permit anything to be done in or upon the premises or bring or keep anything therein or use the premises in a manner which increases the rate of fire insurance upon the building or on any property or equipment located therein over the rate in effect at the commencement of the term of this Lease.

        If, by reason of any failure of Tenant to comply with the provisions of this Lease, the rate of fire, boiler, sprinkler, water damage, or other insurance (with extended coverage) on the building or on the property shall be higher than it otherwise would be, Tenant shall reimburse Landlord and the other tenants in the building for that part of the fire, boiler, sprinkler, water damage, or other insurance premiums thereafter paid by Landlord which shall have been charged because such failure by Tenant and Tenant shall make the reimbursement on the first day of the month following such payment by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the building or the premises issued by the Georgia Fire Insurance Exchange or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said building or the premises.

                          NO REPRESENTATIONS BY OWNER

3.5 Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the premises, the rents, leases, expenses of operation or any other matter or things affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understanding and agreements heretofore made between the parties thereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                                   NO WAIVER

36. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rental stipulated herein shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying and check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agents shall have any power to accept the keys of said premises prior to the termination of the Lease and delivery of keys to any such agent or employee shall not operate as a termination of this Lease or a surrender of the premises.

                            WAIVER OF TRIAL BY JURY

37. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceedings for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

                             SUCCESSORS AND ASSIGNS

38. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

                                 MISCELLANEOUS

39. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligation hereunder, and no custom or practice of compliance by Tenant with its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. "Landlord" as used in this Lease shall include Landlord, his or its heirs, executors, administrators, legal representatives, assigns and successors in title to the premises. "Tenant" shall include Tenant, his or its heirs, executors, administrators, legal representatives, successors, and, if this Lease shall be validly assigned or sublet, shall also include Tenant's assignees or sublessees, as to the premises covered by such assignment or sublease. "Landlord" and "Tenant" shall include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties. Time is of the essence of this Lease.

40. Tenant shall at all times maintain the interior of the premises at such temperature to safeguard all exposed water pipes, sprinkler pipes, sewage pipes or other water containing machinery, equipment or fixtures within the premises from freezing or cracking due to an interior temperature at or below 32 degrees
F. Any such failure to maintain the interior temperature at or above 32 degrees F shall constitute a default under this Lease and will give the Landlord the right to cancel this Lease as provided in Paragraph Sixteen (16). Any damage to any water pipe or fixture caused by Tenant's failure to maintain the interior of the premises at or above 32 degrees F. shall be repaired immediately at Tenant's expense as provided in Paragraph Eight (8).

                                ENTIRE AGREEMENT

42. This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises, or agreement, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

     IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals or caused this instrument to be executed through authorized officials in their name, in triplicate, the day and year first above written.

Signed, sealed and delivered
in the presence of:                     LANDLORD: Ostow Holdings, L.L.C.

/s/ Margaret Ryan                       by: /s/ [ILLEGIBLE]   (SEAL)
-----------------------------------         ------------------
UNOFFICIAL WITNESS

NOTARY PUBLIC                           ADDRESS: [ILLEGIBLE]
NEW YORK STATE AT LARGE                         -----------------------------
MY COMMISSION EXPIRES
July 17, 2003                                    [ILLEGIBLE]
-------------                           -------------------------------------
                           [STAMP]

Signed, sealed and delivered
        in the presence of:             TENANT: ALADDIN
                                                MANUFACTURING
                                                CORPORATION

/s/ [ILLEGIBLE]                         by: /s/ [ILLEGIBLE]   (SEAL)
-----------------------------------         ------------------
UNOFFICIAL WITNESS


/s/ Penny Dixon                         ADDRESS: [ILLEGIBLE]
-----------------------------------              ----------------------------
NOTARY PUBLIC
GA. STATE AT LARGE
MY COMMISSION EXPIRES:                  7-18-02
                                        -------------------------------------

[SEAL]